UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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HP INC.

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Enrique Lores President & CEO

Shareholder Rights Plan

Restricted – For Internal Use Only

To All HP employees

Team,

Today HP’s Board of Directors adopted a shareholder rights plan. The Board took this step following an announcement by Xerox that it intends to commence a tender offer to acquire all of the outstanding shares of HP common stock.

It is common for companies to implement this type of plan to protect shareholders in connection with an unsolicited tender offer. The rights are intended to facilitate the ability of all HP shareholders to realize the long-term value of their investment in HP.

The rights will not prevent a combination of HP with another business but should encourage Xerox (or anyone else seeking to acquire HP) to negotiate with the Board prior to attempting to impose some combination that is not in the best interests of HP’s shareholders. You can read more details here.

Next Monday, we will be reporting our first-quarter earnings. We will be using the call to provide our shareholders with additional information about our plans to drive sustainable, long-term value for our shareholders.

I encourage you to listen to the earnings call, which will be available at www.hp.com/investor/2020Q1Webcast at 5:00 p.m. ET / 2:00 p.m. PT on February 24. A replay of the audio webcast will be available at the same website shortly after the call.

Thank you again for staying focused on executing our plans and continuing to deliver value for our customers, partners and shareholders.

Saludos,

Enrique

Important Information

This document is not an offer to purchase or a solicitation of an offer to sell any securities. If a tender offer or exchange offer is commenced, HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9.  Any solicitation/recommendation statement filed by HP that is required to be mailed to stockholders will be mailed to HP stockholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP in connection with any tender offer or exchange offer, without charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.

HP intends to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2020 Annual Meeting of Stockholders. Any definitive proxy statement and a WHITE proxy card will be mailed to HP’s stockholders. HP STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these and other SEC filings made by HP (when available) without charge from the sources indicated above.

Certain Information Concerning Participants

HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. HP stockholders may obtain information regarding the names, affiliations and interests of HP’s directors and executive officers in HP’s Annual Report on Form 10-K for the year ended October 31, 2019, which was filed with the SEC on December 12, 2019, and its proxy statement for the 2019 Annual Meeting of Stockholders, which was filed with the SEC on February 26, 2019. To the extent holdings of HP securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders may obtain free copies of these documents without charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement to be filed by HP with the SEC in connection with the 2020 Annual Meeting, if and when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of expectation or belief; any statements regarding HP’s long term plan, potential future share repurchases or any potential strategic transactions, any statements relating to the plans, strategies and objectives of management for future operations; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include factors relating to HP’s ability to execute on its strategic plan, complete any contemplated share repurchases or other strategic transactions; the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy and business model changes; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; successfully competing and maintaining the value proposition of HP’s products, including supplies; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the impact of changes in tax laws, including uncertainties related to the interpretation and application of the Tax Cuts and Jobs Act of 2017 on HP’s tax obligations and effective tax rate; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, and HP’s other filings with the SEC.

HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://investor.hp.com contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated, and new information is posted.

Shareholder Rights Plan Q&A

On February 20, HP announced in a press release that its Board of Directors adopted a shareholder rights plan.

What is a shareholder rights plan and why did HP implement this?

The right plan is intended to enable all HP shareholders to realize the long-term value of their investment in the Company.

HP’s Board believes that it is essential that HP shareholders have sufficient time and full information when considering any tender offer that Xerox may commence. It is common for companies to implement this type of plan in connection with an unsolicited tender offer.

We have previously said that on February 24, when out of our quiet period, we will share additional information about our plan to drive sustainable long-term value for our shareholders, including through the execution of the Company’s multi-year strategic and financial plan and the deployment of its strong balance sheet.

We remain concerned about Xerox’s aggressive and rushed tactics and the potential transfer of value from HP shareholders to Xerox shareholders if a transaction were to be consummated on the terms publicly disclosed by Xerox.

The adoption of the limited duration rights plan is intended to ensure that HP shareholders are not faced with the need to make a rushed decision prior to having full information about our business and value creation opportunities.

Forward-Looking Statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of expectation or belief; any statements regarding HP’s long term plan, potential future share repurchases or any potential strategic transactions, any statements relating to the plans, strategies and objectives of management for future operations; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include factors relating to HP’s ability to execute on its strategic plan, complete any contemplated share repurchases or other strategic transactions; the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy and business model changes; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; successfully competing and maintaining the value proposition of HP’s products, including supplies; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the impact of changes in tax laws, including uncertainties related to the interpretation and application of the Tax Cuts and Jobs Act of 2017 on HP’s tax obligations and effective tax rate; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, and HP’s other filings with the SEC.

HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://investor.hp.com contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated, and new information is posted.

Important Information

This document is not an offer to purchase or a solicitation of an offer to sell any securities. If a tender offer or exchange offer is commenced, HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by HP that is required to be mailed to stockholders will be mailed to HP stockholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP in connection with any tender offer or exchange offer, without charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.

HP intends to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2020 Annual Meeting of Stockholders. Any definitive proxy statement and a WHITE proxy card will be mailed to HP’s stockholders. HP STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these and other SEC filings made by HP (when available) without charge from the sources indicated above.

Certain Information Concerning Participants

HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. HP stockholders may obtain information regarding the names, affiliations and interests of HP’s directors and executive officers in HP’s Annual Report on Form 10-K for the year ended October 31, 2019, which was filed with the SEC on December 12, 2019, and its proxy statement for the 2019 Annual Meeting of Stockholders, which was filed with the SEC on February 26, 2019. To the extent holdings of HP securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders may obtain free copies of these documents without charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement to be filed by HP with the SEC in connection with the 2020 Annual Meeting, if and when it becomes available.

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